UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34735

(Commission File Number)

26-1251524

(I.R.S. Employer Identification No.)

227 W. Monroe St., 27th Floor, Chicago, IL 60606

(Address of principal executive offices and zip code)

(312) 292-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, 100,000,000 shares authorized	RYI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 9, 2021, Joseph T. Ryerson & Son, Inc. (“JTR”), a wholly-owned subsidiary of Ryerson Holding Corporation (the “Company”), entered into a purchase and sale agreement, dated June 9, 2021 (the “Purchase Agreement”) pursuant to which JTR sold its properties located at (i) 700 Pencader Dr., Wilmington, DE, (ii) 2736 E. Hanna Ave., Tampa, FL, (iii) 920 Old Brunerstown, Shelbyville, KY, (iv) 455 85th Avenue, Coon Rapids, MN, (v) 101 E. Ninth Ave., North Kansas City, MO, (vi) 7233 SW 29th St., Oklahoma City, OK,  (vii) 6434 N. Erie Avenue, Tulsa, OK, (viii) 43 Century Drive, Ambridge, PA, (ix) 3779 Knight Rd., Memphis, TN, (x) 3530 South Loop East, Houston, TX and (xi) 2848 Charles City Rd., Richmond, VA (collectively, the “Real Property”) to the purchaser for an aggregate purchase price of approximately $107 million (the “Sale-Leaseback Transaction”), subject to the terms and the conditions contained in the Purchase Agreement.

In connection with the Purchase Agreement, on the date hereof, JTR entered into lease agreements in respect of each property comprising the Real Property between JTR and the purchaser (the “Leases”). Under the terms of each Lease, JTR will lease the applicable facility for fifteen (15) years, with two (2) renewal options of five (5) years each. The total annual rent under the Leases will start at approximately $6.4 million per year, with the amount under each Lease increasing by 1.5% per year, including, without limitation, during any renewal term. Should the purchaser elect to sell any Real Property during the term of the Lease, in certain circumstances JTR has a right of first refusal to purchase such Real Property in accordance with the terms and provisions set forth in the Lease.

In consideration of, and as an inducement to, the purchaser’s agreement to enter into the Leases, the Company entered into a guaranty on the date hereof in respect of each of the Leases with the purchaser (the “Guaranties”), pursuant to which the Company has guaranteed the full payment by JTR of all rent and other amounts required to be paid by, and the full performance of all other obligations of, JTR under the applicable Lease.

The Company expects to use the proceeds (i) to redeem a portion of JTR’s 8.50% Senior Secured Notes due 2028 (the “Notes”), (ii) to pay broker commissions and other transaction expenses, and (iii) for working capital and general corporate purposes.

Item 8.01.	Other Events

On June 9, 2021, JTR delivered to holders of the Notes a notice of partial redemption of $100,000,000 aggregate principal amount of the Notes. The partial redemption is scheduled to occur on July 9, 2021 at a redemption price in cash of 104.0% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date. JTR expects to fund the partial redemption using the proceeds of the Sale Leaseback Transaction. Upon completion of the partial redemption, approximately $350,000,000 aggregate principal amount of the Notes will remain outstanding.

The Company issued a press release relating to the closing of the Purchase Agreement and the redemption of the Notes.  That press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference as if set forth in full.

This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any securities.

Forward-Looking Statements

Certain statements made in this current report constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding our future performance, as well as management’s expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” “believes,” “expects,” “may,” “estimates,” “will,” “should,” “plans,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented metals industry in which we operate; fluctuating metal prices; our substantial indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; impacts and implications of adverse health events, including the COVID-19 pandemic; work stoppages; obligations under certain employee retirement benefit plans; the ownership of a majority of our equity securities by a single investor group; currency fluctuations; and consolidation in the metals industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2020, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

The following exhibits are furnished with this report:

Exhibit Number	Exhibit Title or Description
99.1	Ryerson Holding Corporation press release dated June 10, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2021

RYERSON HOLDING CORPORATION

By:	/s/ James J. Claussen
Name:	James J. Claussen
Title:	Executive Vice President & Chief Financial Officer